UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2026

JATT III ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43461	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

153 Central Avenue
C/O 56
Westfield, NJ 07091

(Address of principal executive offices, including zip code)

201-688-0364

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ordinary shares, par value $0.0001 per share	JTTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into Material Definitive Agreement.

On August 25, 2026, the registration statement on Form S-1 (File No. 333-298161) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of JATT III Acquisition Corp, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On August 27, 2026, JATT III Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), including 900,000 ordinary shares sold pursuant to the full exercise of the underwriters’ over-allotment option. The Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $69,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-298161) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 10, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 25, 2026, between the Company and Guggenheim Securities, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 25, 2026 (“Letter Agreement”), among the Company, the Company’s sponsor of its IPO, JATT Ventures III L.P. (the “Sponsor”) and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 25, 2026, between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 25, 2026, among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Shares Purchase Agreement, dated August 25, 2026 (the “Private Placement Shares Purchase Agreement”), between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services and Indemnification Agreement, dated August 25, 2026, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated August 25, 2026 (each, an “Indemnity Agreement”), between the Company and each of its officers and directors, substantially in the form attached hereto as Exhibit 10.6.

The material terms of such agreements are fully described in the Company’s final prospectus, dated August 25, 2026, as filed with the Commission on August 26, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale of 234,000 Ordinary Shares (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, to the Sponsor, generating gross proceeds to the Company of $2,340,000. The Private Placement Shares are identical to the Ordinary Shares sold in the IPO, except that, so long as they are held by the Sponsor and its permitted transferees: (i) they may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination and (ii) they are entitled to registration rights.

In addition, the Sponsor has agreed to waive its redemption rights with respect to the Private Placement Shares in connection with (i) the consummation of the Company’s initial business combination, or (ii) a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Ordinary Shares sold in the IPO if the Company has not consummated a business combination within 24 months of the closing of the IPO (or such other time period pursuant to an amendment to the Amended Charter (as defined below)) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2026, in connection with the IPO, Mr. Verender S. Badial, Mr. Christopher Staral, Dr. Dr. Arjun Goyal, and Dr. Jonathon Kluft (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective August 25, 2026, the Directors were also appointed to the Board’s (i) Audit Committee, with Mr. Badial serving as chair of the Audit Committee, (ii) Compensation Committee, with Dr. Kluft serving as chair of the Compensation Committee and (iii) Nominating and Corporate Governance Committee, with Mr. Staral serving as chair of the Nominating and Corporate Governance Committee.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an Indemnity Agreement with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibits 10.1 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 25, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended Charter”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended Charter are set forth in the Registration Statement on pages 148 to 149 and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $69,000,000 comprised of the net proceeds from the IPO and the sale of the Private Placement Shares were placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Ordinary Shares sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (iii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended Charter (A) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity.

On August 25, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 27, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 25, 2026, between the Company and Guggenheim Securities, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Letter Agreement, dated August 25, 2026, among the Company, JATT Ventures III L.P. and each of the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated August 25, 2026, between the Company and Odyssey Transfer and Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 25, 2026, among the Company, JATT Ventures III L.P. and the Holders signatory thereto.
10.4	Private Placement Shares Purchase Agreement, dated August 25, 2026, between the Company and JATT Ventures III L.P.
10.5	Administrative Services and Indemnification Agreement, dated August 25, 2026, between the Company and JATT Ventures III L.P.
10.6	Form of Indemnity Agreement.
99.1	Press Release, dated August 25, 2026.
99.2	Press Release, dated August 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JATT III Acquisition Corp

Date: August 31, 2026	By:	/s/ Someit Sidhu
	Name:	Someit Sidhu
	Title:	Chief Executive Officer

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